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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: March 14, 2003
(Date of earliest event reported)

MACK-CALI REALTY CORPORATION
(Exact name of Registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

1-13274 (Commission File No.)	22-3305147 (I.R.S. Employer Identification No.)

11 Commerce Drive, Cranford, New Jersey 07016
(Address of Principal Executive Offices) (Zip Code)

(908) 272-8000
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events and Required FD Disclosure

        On March 14, 2003, Mack-Cali Realty Corporation completed the sale to Teachers Insurance and Annuity Association of America ("TIAA") of one million depositary shares, each representing 1/100 of a share of 8% Series C cumulative perpetual redeemable preferred stock, with a liquidation value of $25 per depositary share, for a total of $25,000,000.

        In addition, on March 14, 2003, Mack-Cali Realty, L.P., the operating partnership of Mack-Cali Realty Corporation, completed the exchange of $25,000,000 of its existing 7.18% unsecured notes due December 31, 2003 for $26,105,000 of its newly issued 5.82% unsecured notes that mature on March 15, 2013, with TIAA. Mack-Cali Realty, L.P. also repurchased from TIAA an additional $25,000,000 of its existing 7.18% unsecured notes due December 31, 2003, for $26,105,000.

        In connection with the foregoing, Mack-Cali Realty Corporation hereby files the following documents.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

  (c)
  Exhibits

Exhibit No.	Description
3.1	Articles Supplementary for the 8% Series C Cumulative Redeemable Perpetual Preferred Stock dated March 11, 2003.
3.2	Certificate of Designation for the 8% Series C Cumulative Redeemable Perpetual Preferred Operating Partnership Units dated March 14, 2003.
4.1	Deposit Agreement dated March 14, 2003 by and among Mack-Cali Realty Corporation, EquiServe Trust Company, N.A., and the holders from time to time of the Depositary Receipts described therein.
4.2
Indenture dated as of March 16, 1999, by and among Mack-Cali Realty, L.P., as issuer, Mack-Cali Realty Corporation, as guarantor, and Wilmington Trust Company, as trustee (filed as Exhibit 4.1 to Mack-Cali Realty L.P.'s Form 8-K dated March 16, 1999 and incorporated herein by reference).
4.3	Supplemental Indenture No. 6 dated as of March 14, 2003, by and between Mack-Cali Realty, L.P., as issuer, and Wilmington Trust Company, as trustee.
4.4	Form of 5.82% Note due 2013.
10.1	Purchase Agreement dated as of March 14, 2003 by and between Mack-Cali Realty Corporation and Teachers Insurance and Annuity Association of America.
10.2	Exchange Agreement dated as of March 14, 2003 by and between Mack-Cali Realty, L.P. and Teachers Insurance and Annuity Association of America.
99.1	News release of Mack-Cali Realty Corporation dated March 17, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION
Date: March 20, 2003	By:	/s/ ROGER W. THOMAS
Roger W. Thomas Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Title
3.1	Articles Supplementary for the 8% Series C Cumulative Redeemable Perpetual Preferred Stock dated March 11, 2003.
3.2	Certificate of Designation for the 8% Series C Cumulative Redeemable Perpetual Preferred Operating Partnership Units dated March 14, 2003.
4.1	Deposit Agreement dated March 14, 2003 by and among Mack-Cali Realty Corporation, EquiServe Trust Company, N.A., and the holders from time to time of the Depositary Receipts described therein.
4.2
Indenture dated as of March 16, 1999, by and among Mack-Cali Realty, L.P., as issuer, Mack-Cali Realty Corporation, as guarantor, and Wilmington Trust Company, as trustee (filed as Exhibit 4.1 to Mack-Cali Realty L.P.'s Form 8-K dated March 16, 1999 and incorporated herein by reference).
4.3	Supplemental Indenture No. 6 dated as of March 14, 2003, by and between Mack-Cali Realty, L.P., as issuer, and Wilmington Trust Company, as trustee.
4.4	Form of 5.82% Note due 2013.
10.1	Purchase Agreement dated as of March 14, 2003 by and between Mack-Cali Realty Corporation and Teachers Insurance and Annuity Association of America.
10.2	Exchange Agreement dated as of March 14, 2003 by and between Mack-Cali Realty, L.P. and Teachers Insurance and Annuity Association of America.
99.1	News release of Mack-Cali Realty Corporation dated March 17, 2003.

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SIGNATURES
EXHIBIT INDEX